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                                                                    EXHIBIT 23.1









                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statements on Forms S-3 (Nos. 333-50760 and 333-50758) and Forms S-8 (Nos. 333-44262, 333-56014 and 333-56016) of Juno Online Services Inc., of our report dated January 17, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

New York, New York
March 16, 2001